UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 31, 2007

Date of Report

(Date of earliest event reported)

GENWORTH FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32195	33-1073076
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6620 West Broad Street, Richmond, VA		23230
(Address of principal executive offices)		(Zip Code)

(804) 281-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 31, 2007, Genworth Financial, Inc. (the “Company”) completed the previously disclosed sale (the “Transaction”) of 100% of the outstanding capital stock of Genworth Life and Health Insurance Company, Genworth Administrators, Inc., Dental Holdings, Inc. (which owns 100% of the capital stock of California Benefits Dental Plan), and Professional Insurance Company (collectively, the “Stock Sale Companies”) to Sun Life Financial Inc. (the “Buyer”). The Transaction was completed pursuant to the Stock Purchase Agreement, dated January 10, 2007, between the Company and the Buyer. The Stock Sale Companies are principally engaged in the sale and administration of individual and group insurance products and other employment-based benefits and services.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GENWORTH FINANCIAL, INC.

DATE: May 31, 2007	By:	/s/ Scott R. Lindquist
Scott R. Lindquist
Vice President and Controller

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